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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 26, 1998

IMH ASSETS CORP. (as depositor under the Trust Agreement, dated as of August 1, 1996, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Mortgage Bonds, Series 1996-1)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-38879              33-0705301
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


 20371 Irvine Avenue
 Santa Ana Heights,
 CALIFORNIA                                                           92707
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 (Address of Principal                                                (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122

Item 5.   Other Events

              Attached hereto are copies of the monthly remittance statements to the Bondholders, which were distributed to the Bondholders by the Indenture Trustee.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

             Item 601(a) of
             Regulation S-K
             EXHIBIT NO.           DESCRIPTION
             -----------           -----------

               99.1 Monthly remittance statement to the Bondholders dated August 30, 1996.

               99.2 Monthly remittance statement to the Bondholders dated September 30, 1996.

               99.3 Monthly remittance statement to the Bondholders dated October 31, 1996.

               99.4 Monthly remittance statement to the Bondholders dated November 29, 1996.

               99.5 Monthly remittance statement to the Bondholders dated December 31, 1997.

               99.6 Monthly remittance statement to the Bondholders dated January 31, 1997.

               99.7 Monthly remittance statement to the Bondholders dated February 28, 1997.

               99.8 Monthly remittance statement to the Bondholders dated March 31, 1997.

               99.9 Monthly remittance statement to the Bondholders dated April 30, 1997.

               99.10 Monthly remittance statement to the Bondholders dated May 30, 1997.

               99.11 Monthly remittance statement to the Bondholders dated June 30, 1997.

               99.12 Monthly remittance statement to the Bondholders dated July 31, 1997.

               99.13 Monthly remittance statement to the Bondholders dated August 29, 1997.

               99.14 Monthly remittance statement to the Bondholders dated September 30, 1997.

               99.15 Monthly remittance statement to the Bondholders dated October 31, 1997.

               99.16 Monthly remittance statement to the Bondholders dated November 28, 1997.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            IMPERIAL CMB TRUST SERIES 1996-1
                            IMH ASSETS CORP.

                            By: /S/ RICHARD J. JOHNSON
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                            Name:      Richard J. Johnson
                            Title: Chief Financial Officer


Dated: January 26, 1998

                                  EXHIBIT INDEX


DESCRIPTION
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Monthly remittance statement to the Bondholders dated August 30, 1996.

Monthly remittance statement to the Bondholders dated September 30, 1996.

Monthly remittance statement to the Bondholders dated October 31, 1996.

Monthly remittance statement to the Bondholders dated November 29, 1996.

Monthly remittance statement to the Bondholders dated December 31, 1996.

Monthly remittance statement to the Bondholders dated January 31, 1997.

Monthly remittance statement to the Bondholders dated February 28, 1997.

Monthly remittance statement to the Bondholders dated March 31, 1997.

Monthly remittance statement to the Bondholders dated April 30, 1997.

Monthly remittance statement to the Bondholders dated May 30, 1997.

Monthly remittance statement to the Bondholders dated June 30, 1997.

Monthly remittance statement to the Bondholders dated July 31, 1997.

Monthly remittance statement to the Bondholders dated August 29, 1997.

Monthly remittance statement to the Bondholders dated September 30, 1997.

Monthly remittance statement to the Bondholders dated October 31, 1997.

Monthly remittance statement to the Bondholders dated November 28, 1997.

                                    EXHIBITS










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